Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 278,880,000
Previously Paid Amount	0
Total Fee Amount	38,513.33
Total Offset Amount	9,270.00
Net Fee	$ 29,243.33
Final Prospectus	false